EXHIBIT 32.2

SECTION 906 CERTIFICATION

CERTIFICATION REQUIRED BY

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the 2014 and 2013 annual report of Advanzeon Solutions (the “Company”) on Form 10-K for the periods ended December 31, 2014 and 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 18, 2018	by:	/s/ Arnold B. Finestone, Ph.D.
Arnold B. Finestone, Ph.D.
Chief Financial Officer and Chief Accounting Officer
(Principal Financial and Accounting Officer)